 THE ELITE GROUP
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
SEPTEMBER 30, 2002

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds & management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 15, 2002

------------------------------------------------------------------------------- See Notes to Financial Statements.

THE ELITE GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 2002
-------------------------------------------------------------------------------
Shares    Common Stock 98.2%      Market Value Note 2A
------       ------------------         -------
                Capital Goods 15.3%
                -------------------
 30,000  Dupont De Nemours & Co.       $  1,082,100
 50,000  Fluor Corp.                      1,222,000
 48,000  General Electric                 1,183,200
 30,000  Proquest *                         910,500
 80,000  Shaw Group *                     1,136,000
 60,000  Tyco International                 846,000
 25,000  United Rentals *                   211,000
                                       ------------
         Total Capital Goods              6,590,800
                                       ------------

         Consumer Goods 19.8%
         --------------------
 30,000  AFC Enterprises *                  605,700
 50,000  Bally Total Fitness *              495,500
100,000  Cendant *                        1,076,000
 40,000  Clear Channel Communications *   1,390,000
 20,000  Nautilus Group *                   390,000
 40,000  Outback Steakhouse *             1,099,200
 30,000  Stanley Works                      980,100
 30,000  Starbucks *                        619,200
 50,000  Supervalu                          807,500
 20,000  Target                             590,400
 10,000  Whirlpool                          458,600
                                       ------------
         Total Consumer Goods             8,512,200
                                       ------------

         Financial Intermediaries 14.2%
         ------------------------------
 15,000  Capital One Financial *            523,800
 30,000  Citigroup                          889,500
 20,000  Fannie Mae                       1,190,800
 40,000  Freddie Mac                      2,236,000
 40,000  Washington Mutual                1,258,800
                                       ------------
         Total Financial Intermediaries   6,098,900
                                       ------------

         Health Care 19.0%
         -----------------
 15,000  Amerisource Bergen               1,071,300
 50,000  Baxter International             1,527,500
 20,000  Cardinal Health                  1,244,000
 60,000  Caremark *                       1,020,000
 20,000  Express Scripts *                1,090,400
 40,000  Millipore                        1,271,600
 30,000  Pediatrix Medical Group *          929,700
                                       ------------
         Total Health Care                8,154,500
                                       ------------

         Insurance 10.5%
         -----------------
 40,000  Ace Limited                      1,184,400
 20,000  American International Group     1,094,000
 40,000  A.J. Gallagher                     986,000
 30,000  Marsh & McClennan                1,249,200
                                       ------------
         Total Insurance                  4,513,600
                                       ------------

         Pharmaceutical 14.4%
         -----------------
 40,000  Andrx *                            886,000
 50,000  Biovail *                        1,234,500
 10,000  Johnson & Johnson                  540,800
 50,000  King Pharmaceutical *              908,500
 40,000  Pfizer                           1,160,800
 60,000  Vaxgen *                           531,060
 30,000  Wyeth                              954,000
                                       ------------
         Total Pharmaceutical             6,215,660
                                       ------------

         Technology & Telecommunications 5.0%
         -----------------
 12,000  IBM                                700,680
 25,000  International Rectifier *          390,500
 24,000  Microsoft *                      1,049,760
                                       ------------
         Total Technology
            & Telecommunications          2,140,940
                                       ------------

Total Value of Common Stock
         (Cost $38,409,650)              42,226,600

         Options - Covered Calls (0.4%)
         ------------------------------
-30,000  Clear Channel Communications     (126,000)
         Call $35.00     01/17/03

-24,000  Microsoft                         (57,600)
         Call $50.000    01/17/03
                                       ------------
Total Value of Covered Calls
         (Cost $(231,593))                (183,600)
                                       ------------
Total Investments
         (Cost $38,178,057**)  97.8%     42,043,000

Cash and receivables
      in excess of liabilities  2.2%        941,027
                               -----   ------------
    Net Assets                100.0%   $ 42,984,027
                               =====   ============
At September 30, 2002, unrealized appreciation of securities for Federal Income Tax purposes is as follows:
    Unrealized appreciation            $  7,946,234
    Unrealized depreciation              (4,081,291)
                                        ------------
    Net unrealized appreciation        $  3,864,943
                                        ============
* Non-income producing
** Cost for Federal Income Tax purposes is the same

THE ELITE INCOME FUND
PORTFOLIO OF INVESTMENTS
September 30, 2002
--------------------------------------------------------------------------------
                                                                        Market
                                                                        Value
 Par Value  Bonds 87.4%                       Maturity      Coupon      Note 2A
 ---------  -----------                       --------      ------      -------
            U.S. Government Notes, Bonds & Agencies 26.7%
            ---------------------------------------------
$  450,000  U.S. Treasury Note                02/15/03       6.250%   $  457,857
   500,000  Freddie Mac                       09/15/03       3.500%      509,234
   100,000  Federal Home Loan Bank            01/30/04       3.000%      101,441
   374,137  Fannie Mae                        01/25/08       6.750%      389,863
 1,460,000  U.S. Treasury Bond                08/15/13      12.000%    2,156,124
 2,000,000  U.S. Treasury Bond                05/15/16       7.250%    2,596,718
                                                                   -------------
            Total U.S. Government Notes, Bonds & Agencies              6,211,237
                                                                   -------------

            Electric Utility - Holding Company 11.3%
            ----------------------------------------
 1,000,000  First Energy Corp.                06/01/03       7.375%    1,017,179
   900,000  DTE Energy                        06/01/04       6.000%      942,061
   675,000  Dominion Resources                01/15/04       3.875%      676,413
                                                                   -------------
            Total Electric Utility - Holding Company                   2,635,653
                                                                   -------------

            Electric Utility - Integrated 24.7%
            -----------------------------------
   335,000  Idaho Power                       10/01/02       6.850%      335,000
   900,000  Texas Utilities Electric          03/01/03       6.750%      915,510
   895,000  Ohio Power                        04/01/03       6.750%      902,724
   430,000  Illinois Power                    09/15/03       6.000%      371,950
   240,000  Scottish Power                    07/15/04       6.750%      254,441
   500,000  Hawaiian Electric                 12/15/05       6.600%      531,478
   885,000  Appalachian Power                 03/01/06       6.800%      949,280
   485,000  Indiana Michigan Power            12/15/06       6.125%      494,689
 1,000,000  Kentucky Power                    11/10/08       6.450%      997,207
                                                                   -------------
            Total Electric Utility -Integrated                         5,752,279
                                                                   -------------

            Electric Utility - Distribution Focus 4.0%
            ------------------------------------------
   150,000  Detroit Edison                    01/15/03       7.400%      152,166
   750,000  Entergy Arkansas                  07/01/05       6.125%      798,715
                                                                   -------------
            Total Electric Utility - Distribution Focus                  950,881
                                                                   -------------

            Pipelines 6.4%
            --------------
   495,000  Consolidated Natural Gas          10/01/04       7.250%      533,822
   955,000  PG&E Gas Transmission             06/01/05       7.100%      949,323
                                                                   -------------
            Total Pipelines                                            1,483,145
                                                                   -------------

            Financial / Corporate Bonds 14.3%
            ---------------------------------
   145,000  GMAC                              09/29/03       7.050%      149,222
   105,000  GMAC                              02/24/04       8.250%      110,372
   825,000  Household Financial               09/25/04       5.875%      826,788
   950,000  Ford Motor Credit                 05/15/05       6.750%      938,886
   100,000  Ford Motor Credit                 02/01/06       6.875%       98,422
   475,000  Camden Property                   11/15/06       7.000%      525,112
   700,000  GMAC                              01/14/09       5.850%      678,496
                                                                   -------------
            Total Financial / Corporate Bonds                          3,327,298
                                                                   -------------
            Total Value of Bonds (Cost $19,534,029)                   20,360,493
                                                                   -------------

THE ELITE INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)
September 30, 2002
--------------------------------------------------------------------------------
                                                                       Market
                                                                       Value
Shares  Convertible Securities 1.5%                                    Note 2A
------  ---------------------------                                    -------
15,400  Glenborough Reality $1.93 Preferred                        $     340,340
                                                                   -------------
        Total Value of Convertible Securities (Cost $241,261)            340,340
                                                                   -------------

        Total Investments (Cost $19,775,290*)             88.9%       20,700,833
        Cash and receivables in excess of liabilities     11.1%        2,583,268
                                                         ------    -------------
        Net Assets                                       100.0%    $  23,284,101
                                                         ======    =============
At September 30, 2002 unrealized appreciation of securities for Federal Income Tax purposes is as follows:
Unrealized appreciation                                    $   931,326
Unrealized depreciation                                       (107,831)
                                                           -----------
Net unrealized appreciation                                $   823,495
                                                           ===========

*  Cost for Federal Income Tax purposes is $19,877,338.

THE ELITE GROUP
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
--------------------------------------------------------------------------------
                                           The Elite
                                           Growth &                 The Elite
                                           Income Fund              Income Fund
                                           -----------              -----------
Assets
Investments in securities at value
   (Cost $38,178,057 and $19,775,290, respectively)
   (Notes 2A and 3)                      $   42,043,000          $    20,700,833
Cash and cash equivalent (Note 2D)            1,136,810                2,291,312
Receivables
   Interest                                       1,476                  358,871
   Dividends                                     30,690                    7,459
   Investment securities sold                 1,026,701                      -
   Capital stock sold                             2,700                    1,000
                                         --------------           --------------
     Total Assets                            44,241,377               23,359,475
                                         --------------           --------------

Liabilities
Payables:
   Investment management fees                    37,745                   13,570
   Investment securities purchased            1,183,182                      -
   Capital stock reacquired                       7,103                   51,861
Accrued expenses                                 29,320                    9,943
                                         --------------           --------------
     Total Liabilities                        1,257,350                   75,374
                                         --------------           --------------

Net Assets
The Elite Growth & Income Fund -
   Applicable to 2,743,586 shares outstanding                     $   42,984,027
                                                                  ==============

The Elite Income Fund -
   Applicable to 2,210,362 shares outstanding                     $   23,284,101
                                                                  ==============

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE (net assets / shares outstanding) $15.67               $10.53
                                                     ======               ======

At September 30, 2002 the components of net assets were as follows:
   Paid-in capital                          $   41,625,794        $   22,363,492
   Accumulated net realized loss on investments (2,534,060)              (46,735)
   Undistributed net investment income           3,864,943               925,543
                                             --------------        --------------
   Net Assets                               $   42,984,027        $   23,284,101
                                             ==============        ==============

THE ELITE GROUP
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002
--------------------------------------------------------------------------------
                                            The Elite
                                            Growth &                  The Elite
                                            Income Fund              Income Fund
                                            -----------              -----------
Investment Income
   Income:
     Interest                               $    16,802             $  1,205,874
     Dividends                                  757,426                   36,187
                                          --------------            ------------
       Total Income                             774,228                1,242,061
                                          --------------            ------------

   Expenses:
     Investment management fee                  570,486                  150,458
     Transfer agent fees                         56,906                   23,475
     Custodian fees                              16,862                    8,055
     Professional fees                           21,287                    5,130
     Trustee fees and expenses                   17,060                    5,980
     Recordkeeping services                      52,473                   14,428
     Shareholder reports                          6,223                    1,234
     Registration fees and other                 46,731                    7,497
                                          --------------            ------------
       Total Expenses                           788,028                  216,257

   Fees paid indirectly (Note 5)                 52,850                    5,000
   Fees paid by manager (Note 4)                    -                      9,715
                                          --------------            ------------
       Net Expenses                             735,178                  201,542
                                          --------------            ------------
       Net Investment Income                     39,050                1,040,519
                                          --------------            ------------

        Realized and Unrealized Gain (Loss) on Investment Securities and Options Contracts Net realized gain (loss):

Investment securities                         (4,350,623)                217,115
Expired and closed covered
     call options written (Note 3)             1,859,130                     -
                                           --------------           ------------
Net realized gain (loss) on investment
     securities and option contracts          (2,491,493)                217,115
                                           --------------           ------------
Net decrease in unrealized appreciation
     of investment securities                (15,241,220)                (99,298)
                                           --------------           ------------
Net increase (decrease) in net assets
     resulting from operations            $  (17,693,663)           $  1,158,336
                                           ==============           ============

THE ELITE GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended September 30
--------------------------------------------------------------------------------
                                                        2002              2001
                                                        ----              ----
Operations
   Net investment income                             $ 39,050        $   153,507
   Net realized gain (loss) on investment
     securities and options contracts              (2,491,493)         3,423,764
   Net decrease in unrealized appreciation
     of investment securities                     (15,241,220)       (10,885,817)
                                                --------------    --------------
   Net decrease in net assets resulting
     from operations                              (17,693,663)        (7,308,546)

Distributions to Shareholders
   Distributions from net investment income
     ($0.00 and $0.06 per share, respectively)        (11,700)          (153,334)
   Distribution from net realized gains on investment transactions
     ($0.02 and $1.39 per share, respectively)        (42,567)        (3,563,686)

Capital Share Transactions
   Increase in net assets resulting from capital
     share transactions (a)                         1,780,104          2,970,308
                                               --------------     --------------
   Total decrease in net assets                   (15,967,826)        (8,055,258)

Net Assets
   Beginning of year                               58,951,853         67,007,111
                                               --------------     --------------
   End of year
     (including undistributed net investment income of
     $27,350 and $0, respectively)             $   42,984,027     $   58,951,853
                                               ==============     ==============

(a)  Transactions in capital stock were as follows:

                                     Year Ended                Year Ended
                                 September 30, 2002        September 30, 2001
                             -------------------------  ------------------------
                               Shares          Value      Shares          Value
                               ------          -----      ------          -----
Shares sold                    703,625   $ 14,910,815    282,730     $ 7,414,521
Shares issued in reinvestment    2,189         51,917    159,474       3,639,007
     of distributions        ---------- --------------  ---------- -------------
                               705,814     14,962,732    442,204      11,053,528
Shares redeemed               (635,512)   (13,182,628)  (307,782)     (8,083,220)
                             ---------- --------------  ---------- -------------
Net increase                    70,302   $  1,780,104    134,422     $ 2,970,308
                             ========== ==============  ========== =============

THE ELITE INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended September 30
--------------------------------------------------------------------------------
                                                    2002                 2001
                                                    ----                 ----
Operations
   Net investment income                        $ 1,040,519          $ 1,053,840
   Net realized gain on investment securities       217,115               42,568
   Net increase (decrease) in unrealized
     appreciation of investment securities          (99,298)             910,804
                                              --------------      --------------
   Net increase in net assets resulting
     from operations                              1,158,336            2,007,212

Distributions to Shareholders
   Distributions from net investment income
     ($0.50 and $0.58 per share, respectively)   (1,012,340)          (1,060,302)
   Distribution from net realized gains on investment transactions
     ($0.04 and $0 per share, respectively)         (76,315)                 -

Capital Share Transactions
   Increase in net assets resulting from capital
     share transactions (a)                       2,654,066            1,326,380
                                             --------------       --------------
       Total increase in net assets               2,723,747            2,273,290

Net Assets
   Beginning of year                             20,560,354           18,287,064
                                             --------------       --------------
   End of year
     (including undistributed net investment income of
     $41,801 and $28,372, respectively)        $ 23,284,101         $ 20,560,354
                                             ==============       ==============

(a)  Transactions in capital stock were as follows:

                                     Year Ended                Year Ended
                                 September 30, 2002        September 30, 2001
                             -------------------------  ------------------------
                               Shares          Value     Shares          Value
                               ------          -----     ------          -----
Shares sold                    540,882    $ 5,687,045    412,611     $ 4,277,306
Shares issued in reinvestment
   of distributions             99,127      1,034,839     94,255         971,984
                             ----------  -------------  ----------  ------------
                               640,009      6,721,884    506,866       5,249,290
Shares redeemed               (385,553)    (4,067,818)  (380,448)     (3,922,910)
                             ----------   ------------- ---------- -------------
Net increase                   254,456    $ 2,654,066    126,418     $ 1,326,380
                             ==========   ============= ========== =============

THE ELITE GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
                                        Year Ended September 30,
                  --------------------------------------------------------------
                                       2002     2001     2000      1999     1998
                                       ----     ----     ----      ----     ----

Net asset value, beginning of year  $ 22.05  $ 26.39  $ 22.45  $  21.02 $  22.25
                                    -------  -------  -------  -------- --------

Income from investment operations
   Net investment income               0.01     0.06     0.11      0.18     0.18
   Net gain (loss) on securities
     (both realized and unrealized)   (6.37)   (2.95)    5.09      1.43    (1.24)
                                    -------  -------  -------  -------- --------
   Total from investment operations   (6.36)   (2.89)    5.20      1.61    (1.06)
                                    -------  -------  -------  -------- --------

Less Distributions
   Dividends from net
     investment income                (0.00)** (0.06)   (0.11)    (0.18)   (0.17)
   Distribution from net
     realized gains                   (0.02)   (1.39)   (1.15)       -       -
                                    -------   ------  -------  -------- --------
       Total distributions            (0.02)   (1.45)   (1.26)    (0.18)   (0.17)
                                    -------  -------  -------  -------- --------
Net asset value, end of year        $ 15.67  $ 22.05  $ 26.39   $ 22.45  $ 21.02
                                    =======  =======  =======  ======== ========

Total Return                        (28.87)% (11.07)%   23.24%    7.62%   (4.82)%

Rations / Supplemental Data
   Net asset value,
     end of year (in 000's)         $42,984  $58,952  $67,007  $68,947   $72,271
   Ratio of expenses to average
     net assets*                      1.38%    1.23%    1.27%    1.25%     1.23%
   Ratio of net investment income to
     average net assets               0.07%    0.23%    0.45%    0.75%     0.71%

Portfolio Turnover                  168.61%  121.67%   98.83%  133.11%   138.49%

*Ratio reflects fees paid through a directed brokerage arrangement. The expense ratios for 2002, 2001, 2000, 1999, and 1998 after reduction of fees paid through the directed brokerage arrangement were 1.29%, 1.19%, 1.11%, 1.12%, and 1.15%, respectively.

**  Distribution less than $0.01 per share.

THE ELITE INCOME FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------------------
                                        Year Ended September 30,
                  --------------------------------------------------------------
                                       2002**   2001     2000      1999     1998
                                       ----     ----     ----      ----     ----

Net asset value, beginning of year  $ 10.51  $ 10.00  $  9.96  $ 10.72  $  10.00
                                    -------  -------  -------  -------- --------

Income from investment operations
   Net investment income               0.49     0.57     0.61     0.59      0.59
   Net gain (loss) on securities
     (both realized and unrealized)    0.07     0.52     0.02    (0.76)     0.72
                                    -------  -------  -------  -------- --------
   Total from investment operations    0.56     1.09     0.63    (0.17)     1.31
                                    -------  -------  -------  -------- --------

Less Distributions
   Dividends from net
     investment income                (0.50)   (0.58)   (0.59)   (0.59)    (0.59)
   Distribution from net
     realized gains                   (0.04)      -        -        -        -
                                    -------  -------  -------  -------- --------
       Total distributions            (0.54)   (0.58)   (0.59)   (0.59)    (0.59)
                                    -------  -------  -------  -------- --------
Net asset value, end of year        $ 10.53    10.51  $ 10.00  $  9.96   $ 10.72
                                    =======  =======  =======  ======== ========

Total Return                          5.42%   11.10%    6.51%   (1.62)%   13.44%

Rations / Supplemental Data
   Net asset value, end of year
     (in 000's)                    $23,284  $20,560  $18,287   $25,902   $30,841
   Ratio of expenses to average
     net assets*                      1.01%    0.96%    1.02%     0.95%    0.92%
   Ratio of net investment income to
     average net assets               4.61%    5.60%    5.78%     5.60%    5.63%

Portfolio Turnover                   66.74%    6.03%    5.55%    33.01%   21.41%

* Ratio reflects fees paid through a directed brokerage arrangement and expenses prior to reimbursement from manager. Expense ratio after reimbursement was
0.94%, 0.84%, 0.95% and 0.86% for 2002, 2001, 2000 and 1999, respectively.

**As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized discount and premium on debt securities and not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.56 and the ratio of net investment income to average net assets would have been 5.37%. Per share and ratios prior to October 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
THE ELITE GROUP
NOTES TO FINANCIAL STATEMENTS
September 30, 2002
--------------------------------------------------------------------------------

Note 1 - Organization

The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund’s investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund’s investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

--------------------------------------------------------------------------------

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the-counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all their taxable income to their shareholders. Therefore no federal income tax provision is required.

As of September 30, 2002 for Federal Income tax purposes, the Elite Income Fund had $46,735 of capital loss carryovers, expiring September 30, 2009, which may be applied against future net taxable gain of each succeeding year until the earlier of its utilization or its expiration.

As of September 30, 2002, The Elite Growth & Income Fund has a post-October capital loss deferral of $2,534,060, which will be recognized in the following tax year.

C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. Cash Equivalent - Consists of investment in PNC Money Market Accounts which represent 2.6% and 9.8% of net assets for The Elite Growth and Income Fund and The Elite Income Fund, respectively.

E. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.

On September 30, 2002, The Elite Income Fund increased undistributed net investment income $37,490 and decreased undistributed capital gains by $37,490 due primarily to differing book/tax treatment of distributions.

F. Change in Accounting Principles - As required, effective October 1, 2001, The Elite Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. Prior to October 1, 2001, The Elite Income Fund did not amortize discount and premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $52,240 reduction in the cost of securities and a corresponding $52,240 increase in net unrealized gains and losses based on securities held on October 1, 2001 by The Elite Income Fund.

The effect of this change in the current year for The Elite Income Fund was to decrease net investment income by $160,752, increase net unrealized gains and losses by $110,945 and increase net realized gains and losses by $49,807. As a result the ratio of net investment income to average net assets decreased by ..75% and the net investment income per share decreased by $.07.

As required, effective October 1, 2001, The Elite Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to October 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset backed securities as realized gains and losses. This accounting change resulted in a decrease in the ratio of net investment income to average net assets of 0.01% and had no impact on the net investment income per share for the year ended September 30, 2002.

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Note 3 - Purchases and Sales of Securities

For the year ended September 30, 2002, purchases and sales of securities, other than options and short-term notes were as follows:

                                                 Purchases               Sales
                                                 ---------               -----
     The Elite Growth and Income Fund        $   97,650,235       $   94,707,366
     The Elite Income Fund                   $   14,723,100       $   13,577,266

For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                  Number of
                                                  Contracts*           Premiums
                                                 ----------            --------
     Options outstanding on September 30, 2001       4,220         $   1,239,690
     Options written                                21,270             6,598,924
     Options terminated in closing purchase
        transactions                               (23,730)           (7,293,172)
     Options exercised                                -                     -
     Options expired                                (1,220)             (313,849)
                                                  ---------        -------------
     Options outstanding on September 30, 2002         540         $     231,593
                                                  =========        =============

     * Each contract represents 100 shares of common stock
--------------------------------------------------------------------------------

Note 4 - Investment Management Fee and Other Transactions with Affiliates

The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8 of 1% over $250 million up to $500 million; and ½ of 1% and ½ of 1% respectively, over $500 million for each Fund.

The Manager may voluntarily reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimburse-ments may cease at any time without prior notice.

--------------------------------------------------------------------------------

NOTE 5 - Directed Brokerage Arrangement

In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 2002 were $57,850.

--------------------------------------------------------------------------------

NOTE 6 - Concentration

Although the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods, financial intermediaries, health care, insurance, and pharmaceutical industries. The Elite Income Fund has investments in excess of 10% in the electric utilities and financial industries.

--------------------------------------------------------------------------------

NOTE 7 - Distribution to Shareholders and Tax Components of Capital

The tax character of distributions paid during the years ended September 30, 2002 and 2001 were as follows:

                                                    2002                  2001
                                                    ----                  ----
The Elite Growth & Income Fund
     Distributions from ordinary income          $   54,267         $    176,539
     Distributions from long-term capital gains  $      -           $  3,540,481

The Elite Income Fund
     Distribution from ordinary income           $1,012,340         $  1,060,302
     Distribution from long-term capital gains   $   76,315         $       -

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

The Elite Growth & Income Fund
     Undistributed ordinary income                      $      27,350
     Unrealized appreciation of securities                  3,864,943
     Post-October capital losses                           (2,534,060)
                                                         -------------
                                                        $   1,358,233
                                                         =============

The Elite Income Fund
     Undistributed ordinary income                        $   143,849
     Capital loss carryforwards                               (46,735)
     Unrealized appreciation of securities                    823,495
                                                          -----------
                                                          $   920,609
                                                          ===========

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Over all responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

                                                                                        Length of Time
Trustee               Address                       Age  Position Held with the Trust   Served (Years)
---------------------------------------------------------------------------------------------------------------------------------------

Richard S. McCormick  1325 4th Avenue               55   Chairman, Board of Trustees        15
                      Suite 2144                                   and President
                      Seattle, WA  98101
---------------------------------------------------------------------------------------------------------------------------------------

John W. Meisenbach    2100 Washington Bldg.         65   Trustee, Treasurer and Secretary   12
                      Seattle, WA  98101
---------------------------------------------------------------------------------------------------------------------------------------

Lee A. Miller         P.O. Box 1882                 69   Trustee                             5
                      Vashon Island, WA  98070
---------------------------------------------------------------------------------------------------------------------------------------

John M. Parker        2400 Financial Center Bldg.   53   Trustee                            15
                      Seattle, WA  98161
---------------------------------------------------------------------------------------------------------------------------------------

Jack R. Policar       1065 Financial Center Bldg.   54   Trustee                            15
                      Seattle, WA  98161
---------------------------------------------------------------------------------------------------------------------------------------

Each Trustee oversees two portfolios of the Trust, including the Funds. The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below.

*Richard S. McCormick  President and Chief Executive Officer of the Investment Manager
*John W. Meisenbach    Partner in MCM Financial
                       Director of Costco Wholesale and Expeditors International
 Lee A. Miller         Private Investor
                       Vice President of Merrill Lynch & Co.
 John M. Parker        Sr. Vice President of Kennedy Associates, Inc.
 Jack R. Policar       President and Chief Executive of J. R. Policar, Inc.
                       Certified Public Accounting Firm

*   Trustees deemed to be an "interested person" of the Trust, as defined in the Investment Company Act of 1940.